WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
                                 (RULE 14C-101)

                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934

Check the appropriate box:

[X]     Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d) (1))

[ ]     Definitive Information Statement


                            CYOKARAS CORPORATION
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:
___________________________________________________________________________

(2) Aggregate number of securities to which transaction applies:
___________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
___________________________________________________________________________

 (4) Proposed maximum aggregate value of transaction:
___________________________________________________________________________

(5) Total fee paid:

[ ] Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:
________________________________________________________________________

         (2) Form, Schedule or Registration Statement No.:
________________________________________________________________________

         (3) Filing Party:
________________________________________________________________________

         (4) Date Filed:
________________________________________________________________________

                              CYOKARAS CORPORATION
                              7310 West Links Court
                           Nine Mile Falls, WA  99026


                                                            June 30, 2003

Dear Stockholder:

      This Information Statement is furnished to holders of shares of common stock, par value $.0001 per share (the "Common Stock"), of Cyokaras Corporation (the "Company"). Our Board of Directors approved, and recommended the approval by our stockholders, of an amendment to our Articles of
Incorporation:

      - to change the name of the company's name to Cyokonos Corporation.

      Certain of our stockholders, holding a majority of our issued and outstanding shares of Common Stock on June 24, 2003, approved this amendment to our Articles of Incorporation by written consent dated June 24, 2003.

     As a matter of regulatory compliance, we are sending to you this Information Statement which describes the purpose and provisions of the contemplated name change.

                                          For the Board of Directors of

                                          CYOKARAS CORPORATION

                                          /s/ Ronald McIntire
                                          -------------------
                                          Ronald McIntire
                                          President

                              CYOKARAS CORPORATION
                              7310 West Links Court
                            Nine Mile Falls, WA 99026

                              INFORMATION STATEMENT
                            PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            AND RULE 14C-2 THEREUNDER

     NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS REQUIRED IN
                  CONNECTION WITH THIS INFORMATION STATEMENT.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

                                     GENERAL

         We are sending you this Information Statement to inform you of the adoption of an amendment to the Company's Articles of Incorporation (the "Amendment"), on June 24, 2003, by the written consent (the "Written Consent") from the Board of Directors and holders of a majority of the Company's issued and outstanding common stock ("Common Stock"). The purpose of the adoption of the Amendment is to change the company's name to Cyokonos Corporation (the "Name Change"). Several of our stockholders, collectively holding a majority of our issued and outstanding shares of Common Stock approved the Amendment by written consent dated June 24, 2003. If the proposed Amendment had not been adopted by written consent, it would have had to be considered by the Company's stockholders at a special stockholders' meeting convened for the specific purpose of approving the Amendment.

         The adoption of the foregoing Amendment will become effective 20 calendar days after the mailing of this Information Statement. The Board of Directors is not soliciting your proxy in connection with the adoption of this Amendment and proxies are not being requested from stockholders.

         The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Nevada Revised Statutes. No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters' rights with respect to the receipt of the written consents, and no dissenters' rights under the Nevada Revised Statutes are afforded to the Company's stockholders as a result of the adoption of this Amendment.

         Expenses in connection with the distribution of this Information Statement, which are anticipated to be less than $500, will be paid by the Company.

         VOTE REQUIRED; MANNER OF APPROVAL

         Approval to amend and restate the current Articles of Incorporation of the Company under the Nevada Revised Statutes ("NRS") requires the affirmative vote of the holders of a majority of the voting power of the Company. The Company has no class of voting stock outstanding other than the Common Stock.

         Section 78.320 of the NRS provides, in substance, that, unless the Company's Articles of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. Under the applicable provisions of the NRS, this action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

         In accordance with the NRS, the affirmative vote on the Restated Articles of Incorporation of at least a majority of the outstanding shares has been obtained. As a result, no vote or proxy is required by the stockholders to approve the adoption of the Restated Articles of Incorporation.

         Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), the Restated Articles of Incorporation cannot take effect until 20 days after this Information Statement is sent to the Company's stockholders. As mentioned earlier, the Restated Articles will become effective upon its filing with the Secretary of State of the State of Nevada which is anticipated to be on or about July 15, 2003, approximately 20 days after the mailing of this Information Statement.

         PURPOSE AND EFFECT OF THE CHANGE

         The Company has been informed, by another company, that its current name, Cyokaras Corporation, was being used by them, among other things, for a web-site domain name, and asked that the Company cease using its name. The Company's name has no real "association" with its name Cyokaras, and a change thereof to Cyokonos, will have little, if any, on its business or operations. Accordingly, the Board has determined to change the name of the Company from Cyokaras Corporation to Cyokonos Corporation.

         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         As of June 24, 2003, there were 9,230,000 shares of our Common Stock issued and outstanding. The Common Stock constitutes the sole class of our voting securities. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders. The Company has no options, warrants or other securities convertible into shares of common stock.

         The following table lists, as of June 24, 2003, the number of shares of common stock beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of the Company; and (iii) all officers and directors as a group.

                                       Shares Beneficially
Name of                                       Owned
Beneficial Owner                 Number                   Percent
-----------------------------------------------------------------
Ronald McIntire (1)            3,970,000                    43.0%

All officers and directors
  as a group (1 person)        3,970,000                    43.0%

(1) Mr. McIntire is the President and sole Director of the Company. His mailing address is that of the Company, 7310 West Links Ct., Nine Mile Falls, WA 99026.


                                  OTHER MATTERS

         If you and others who share your mailing address own Common Stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement from each company whose stock is held in such accounts. This practice, known as "householding" is designed to reduce the volume of duplicate information and reduce printing and postage costs. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it, and a single copy of this Information Statement has been sent to your address. Each stockholder will continue to receive a separate notice.

         If you would like to receive a n individual copy of this Information Statement, we will promptly send a copy to you upon request by mail to the Company at 7310 West Links Ct., Nine Mile Falls, WA 99026, or by calling 509-622-0631. Each document is also available in digital form for download or review by visiting the web-site of the Securities and Exchange Commission at www.sec.gov.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Ronald McIntire
                                        -------------------
                                            Ronald McIntire
                                            President

                                    EXHIBIT A

             CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                     FOR PROFIT NEVADA CORPORATIONS

1. Name of Corporation: Cyokaras Corporation

2. The articles have been amended as follows:

a. Article One has been amended to change the name of the Corporation from "Cyokaras Corporation" to "Cyokonos Corporation"

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: This amendment was approved unanimously by the Board of Directors of the Corporation and by 59.1% of the shareholders of record effective as of June 24, 2003.

4. Signatures:


/s/ Ronald McIntire
-------------------
Ronald McIntire - President